As filed with the Securities and Exchange Commission on August 28, 2003





                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-03115



                                   GINTEL FUND
               (Exact name of registrant as specified in charter)



                             6 Greenwich Office Park
                          Greenwich, Connecticut 06831
               (Address of principal executive offices) (Zip code)



                              Stephen G. Stavrides
                              President & Treasurer
                                   Gintel Fund
                             6 Greenwich Office Park
                          Greenwich, Connecticut 06831
                     (Name and address of agent for service)



                                 (800) 243-5808
              (Registrant's telephone number, including area code)



Date of fiscal year end: 12/31/02


Date of reporting period: 06/30/03

Item 1. Report to Stockholders.



                                  GINTEL FUND

                                     [LOGO]


                                SEMIANNUAL REPORT
                                TO SHAREHOLDERS
                                 JUNE 30, 2003


GINTEL FUND Summary of Investment Results


The investment objective is to achieve capital appreciation through investing in equities. The minimum initial investment in Gintel Fund is $5,000, except for IRA accounts where the minimum initial purchase is $2,000. There is no minimum on additional investments.

                         Summary of Investment Results
--------------------------------------------------------------------------------

                              Gintel Fund              S&P500      Russell 2000
                              -----------              ------      ------------
2003 (6 mos.)                       4.21%              11.75%           17.88%
2002                              -23.93%             -22.09%          -20.48%
2001                              -17.45%             -11.88%            2.49%
2000                              -34.35%              -9.10%           -3.02%
1999                               81.52%              21.04%           21.26%
1998                              -10.95%              28.58%           -2.55%
1997                               29.22%              33.35%           22.36%
1996                               31.04%              22.94%           16.49%
1995                               30.97%              37.53%           28.45%
1994                              -16.46%               1.32%           -1.82%
1993                                2.04%              10.06%           18.88%
1992                               24.68%               7.61%           18.41%
1991                               15.57%              30.40%           46.04%
1990                               -6.66%              -3.11%          -19.48%
1989                               23.81%              31.63%           16.26%
1988                               29.35%              16.56%           25.02%
1987                              -14.25%               5.25%           -8.80%
1986                               20.83%              18.67%            5.68%
1985                               20.02%              31.73%           31.05%
1984                               -2.57%               6.27%           -7.30%
1983                               34.33%              22.56%           29.13%
1982                               34.10%              20.55%           24.95%
1981(1)                             7.64%              -4.42%          -11.22%

Average Annual
Total Rate of Return
--------------------
1-Year                            -11.08%               0.25%           -1.64%
5-Year                             -7.51%              -1.61%            0.97%
10-Year                             2.81%              10.04%            8.24%


(1) 6/10/1981-12/31/1981

Past results offer no assurance as to future performance. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investment results are net of expenses, with dividends and capital gains reinvested. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 and Russell 2000 are unmanaged indexes commonly used to measure performance of U.S. stocks. You cannot invest directly in an index.

Please refer to the Statement of Net Assets for Fund holdings. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any security or in any sector.

The information provided herein represents the opinion of the Fund manager which is subject to change at any time and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Mutual fund investing involves risk; loss of principal is possible.

This report must be preceded or accompanied by a prospectus. Please read it carefully before you invest or send money.

Distributed by Quasar Distributors, LLC.  08/03


July 18, 2003



Dear Shareholders:

In the second quarter of 2003 the Fund's net asset value per share increased by 1.60%, bringing the total increase in net asset value for the six months ended June 30, 2003, to 4.21%.(1) Our cash position at the end of the quarter was $54,884,424, representing 88.22% of the Fund's net assets. While we outperformed the market in the first quarter, our large cash reserves penalized our investment performance during the strong rally in the second quarter. We continue to invest largely in what we believe are high quality companies with strong balance sheets and good business franchises.

We did not choose to follow the herd and plunge back into the stock market because we did not think the underlying fundamentals warranted such optimism. Consequently, we stayed mostly on the sidelines, taking trading profits as opportunities arose. While with the benefit of hindsight we regret that we did not participate more fully in the recent market rally, we now feel the rapid market rise in recent months makes it vulnerable to negative surprises.

In recent years in the face of an unstable economic environment, we pursued a disciplined and highly conservative course of action. At the end of 1999 we called the stock market bubble for what it was, yet it has shown a remarkable resiliency despite many shocks and unsettling events. Nevertheless, we do not want to get frozen or locked indefinitely into a preconceived state of mind. In the future we are prepared to become more aggressive and expect to use future market corrections to take more meaningful positions in equities.

Once again we thank our shareholders for their continuing loyalty and patience. As always, please call to talk if you have any questions you would like us to answer.

Sincerely,

/s/ Robert M. Gintel                                    /s/ Edward F. Carroll
--------------------                                    ---------------------
Robert M. Gintel                                        Edward F. Carroll
Chairman                                                Investment Manager


(1) The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.

GINTEL FUND Statement of Net Assets                          As of June 30, 2003
(Unaudited)

Number of Shares                                           Cost*    Market Value
--------------------------------------------------------------------------------
              Common Stocks**

              Financial (2.66%)
              -------------------------------------
    20,000    American Express Company                   $746,950       $836,200
    30,000    SouthTrust Corporation                      784,419        816,000

              Innovative Science/Technology (2.34%)
              -------------------------------------
    35,000    E.I. du Pont de Nemours and Company       1,499,425      1,457,400

              Energy (1.88%)
              -------------------------------------
    25,000    Exxon Mobil Corporation                     878,880        897,750
    10,000    ENSCO International Incorporated            270,964        269,000

              Consumer Products (1.40%)
              -------------------------------------
    15,000    Colgate-Palmolive Company                   796,146        869,250

              Pharmaceuticals (1.37%)
              -------------------------------------
    25,000    Pfizer Inc.                                 775,500        853,750

              Retail/Pharmacy (1.21%)
              -------------------------------------
    25,000    Walgreen Co.                                796,652        752,500

              Mail Systems/Technology (0.62%)
              -------------------------------------
    10,000    Pitney Bowes Inc.                           335,917        384,100

              Technology (0.28%)
              -------------------------------------
    10,000    Texas Instruments Incorporated              178,775        176,000

              Medical Instruments (0.25%)
              -------------------------------------
   555,000*** Milestone Scientific Inc.                   590,520        158,175

              Imputed Brokerage Commission on
              Securities Owned                             37,000
--------------------------------------------------------------------------------
              Total Common Stocks (12.01%)               7,691,148     7,470,125
--------------------------------------------------------------------------------

See notes to financial statements.



GINTEL FUND Statement of Net Assets (continued)              As of June 30, 2003
            (Unaudited)

Principal Amount                                    Cost*           Market Value
--------------------------------------------------------------------------------
            Short Term Obligations

$4,309,000  GE Capital Corp. Commercial Paper
            1.20%, due 07/01/03                 4,309,000             4,309,000
14,007,000  U.S. Treasury Bill
            1.18%, due 07/03/03                14,006,315            14,006,315
14,006,000  U.S. Treasury Bill
            1.22%, due 07/10/03                14,003,444            14,003,444
12,006,000  U.S. Treasury Bill
            1.25%, due 07/17/03                12,001,731            12,001,731
11,026,000  U.S. Treasury Bill
            1.17%, due 08/14/03                11,013,333            11,013,333

-------------------------------------------------------------------------------
          Total Short-Term Obligations (88.94%)55,333,823            55,333,823

-------------------------------------------------------------------------------

            Total Investments (100.95%)       $63,024,971            62,803,948
                                               ==========
            Liabilities in Excess of Other Assets (-0.95%)             (591,829)

--------------------------------------------------------------------------------
            Net Assets Applicable to Outstanding Shares (100.00%)   $62,212,119
================================================================================

            Net Asset Value Per Share -- based on 6,983,281 shares
            of beneficial interest (offering and redemption price)        $8.91
================================================================================


*    Cost basis for federal income tax purposes.
** Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any security or any sector.
***  Non-income producing investments.

See notes to financial statements.

GINTEL FUND Statement of Operations       For the Six Months Ended June 30, 2003
                                                                     (Unaudited)
Investment Income:
     Interest Income                              $266,330
     Dividend Income                                78,250
     Miscellaneous Income                           18,187
                                          -----------------

         Total Investment Income                                         362,767


Expenses:
     Administrative expense                        361,835
     Investment advisory fees                      311,872
     Other expenses                                 29,008
                                          -----------------

         Total Expenses                                                  702,715
                                                               -----------------


Net investment (loss)                                                  (339,948)

Net realized gain on investments                 3,222,257
Net increase in unrealized depreciation
     of investments                              (300,130)
                                          -----------------
Net gain on investments                                                2,922,127
                                                               -----------------

Net increase in net assets resulting from operations                  $2,582,179
                                                               =================
See notes to financial statements.


GINTEL FUND Statements of Changes in Net Assets
                                                             Six Months Ended
                                                                June 30, 2003           Year Ended
                                                                  (Unaudited)    December 31, 2002
                                                            ----------------------------------------

Operations:
     Net investment (loss)                                          $(339,948)           $(199,817)
     Net realized gain (loss) on investments                        3,222,257          (47,382,017)
     Net increase (decrease) in unrealized appreciation/
         depreciation of investments                                 (300,130)          24,308,203
                                                                --------------       --------------
         Net increase (decrease) from operations                    2,582,179          (23,273,631)

Capital Share Transactions:
     Proceeds from shares issued                                    1,344,000            1,238,318
     Cost of shares repurchased                                    (4,413,933)         (16,150,648)
                                                                --------------       --------------
         Net (decrease) from capital share transactions            (3,069,933)         (14,912,331)

Total (decrease) in net assets                                       (487,754)         (38,185,962)
Net assets - beginning of period                                   62,699,873          100,885,834
                                                                --------------       --------------

Net assets - end of period                                        $62,212,119          $62,699,873
                                                                ==============       ==============

Net Assets Consist of:
     Capital stock                                               $113,188,990         $116,258,923
     Undistributed net investment (loss)                           (1,927,868)          (1,587,919)
     Undistributed net realized (loss)
         from security transactions                               (48,856,980)         (52,079,238)
     Unrealized appreciation (depreciation) on investments           (192,023)             108,107
                                                                --------------       --------------
Net assets                                                        $62,212,119          $62,699,873
                                                                ==============       ==============

See notes to financial statements.

GINTEL FUND Financial Highlights
           (Per share Income and Capital Changes)

                                            Six Months
                                              Ended                    Year Ended December 31,
                                             6/30/03
                                           (Unaudited)   2002       2001        2000      1999
                                          ------------------------------------------------------
Net Asset Value
     Beginning of Year                         $8.55    $11.24     $13.65      $29.37    $16.18

Income (loss) from
     Investment operations
     Net investment income (loss)              (0.06)    (0.02)     (0.03)       0.03     (0.09)
     Net realized and unrealized
     gain (loss) on securities                  0.42     (2.67)     (2.35)      (7.37)    13.28
------------------------------------------------------------------------------------------------
Total from Investment Income (Loss)             0.36     (2.69)     (2.38)      (7.34)    13.19
------------------------------------------------------------------------------------------------
Less: Distributions
     Net investment income                         -         -      (0.03)          -         -
     Capital gains                                 -         -          -       (8.38)        -

------------------------------------------------------------------------------------------------
Total Distributions                                -         -      (0.03)      (8.38)        -
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $8.91     $8.55     $11.24      $13.65    $29.37
================================================================================================
Total Return                                    4.2%    (23.9%)    (17.5%)     (34.4%)    81.5%
------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets, end of period
     (in thousands)                          $62,212   $62,700   $100,886    $130,443  $221,677
Ratio of operating expenses to
     average net assets                         2.2%      1.9%       2.0%        1.9%      1.9%
Ratio of net investment
     (loss) to average net assets              (1.2%)    (0.2%)     (0.1%)      (0.6%)    (0.5%)
Portfolio turnover rate                       101.7%     39.6%      32.1%       62.6%     95.3%

See notes to financial statements.


GINTEL FUND Notes to Financial Statements                          June 30, 2003
                                                                     (Unaudited)

(Note A) - Organization:

The Gintel Fund (the "Fund") is a Massachusetts business trust formed under the laws of the Commonwealth of Massachusetts with authority to issue an unlimited number of shares of beneficial interest.

(Note B) - Significant Accounting Policies:

1. Security Valuation:
Investments in securities are valued at the last reported sales price on the last business day of the period, or in the absence of a recorded sale, at the mean of the closing bid and asked price on that date. Short-term investments are valued at cost which approximates market value. Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"). Other securities traded on a national securities exchange are valued at the last sales price on the exchange where primarily traded. Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the last bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

2. Federal Income Taxes:
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and long-term gains to its shareholders. Therefore, only a nominal Federal income tax provision, if any, is required. The Fund did not distribute any ordinary income for the year ended December 31, 2002.

3. Other:
As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized gain or loss on security transactions is determined on the basis of first-in, first-out or specific identification.

4. Use of estimates:
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

(Note C) - Investment Advisory Agreement:
The Fund's Investment Advisory Agreement with Gintel Asset Management, Inc., a related party, provides for the annual fee of 1% based on the daily value of the Fund's net assets.

GINTEL FUND Notes to Financial Statements (continued)              June 30, 2003
                                                                     (Unaudited)

(Note D) - Administrative Services Agreement:
The Fund's Administrative Services Agreement provides that in consideration for the services provided by Gintel & Co., the Fund's Administrator and a related party, and the payment by the Administrator of substantially all of the Fund's expenses, including but not limited to brokerage commissions and operating expenses (but excluding the Investment Advisor's fees, the fees paid to non-interested Trustees, certain transaction costs, interest, taxes and extraordinary expenses), the Administrator would receive an Administrative Services Fee. The Administrator receives a fee of 1.25% of the first $50 million of the average daily net assets of the Fund, 1.125% of the next $50 million of the average daily net assets and 1.0% of the average daily net assets in excess of $100 million.

(Note E) - Imputed Commissions:
The Fund provides for imputed brokerage commissions to be extracted from the Administrative Services Fee and to be applied to the cost of securities sold and held. For the six months ended June 30, 2003, the Fund estimated imputed brokerage commissions to be $20,000 which decreased administrative expense, and thereby decreased net investment loss by $20,000, increased unrealized appreciation by $8,000, and decreased realized gains by $12,000.

(Note F) - Other Matters:
1. Investments:

Unrealized appreciation at June 30, 2003                               $341,868
Unrealized depreciation at June 30, 2003                               (525,890)
Imputed commissions on securities owned                                 (37,000)
                                                              ------------------
                                                                      $(221,022)
                                                              ==================


                                                                Six Months Ended
                                                                   June 30, 2003
                                                              ------------------
Purchases of securities other than short-term investments            $10,553,437
Sales of securities other than short-term investments                $16,051,802

2. Capital Stock (in shares):

                                        Six Months Ended             Year Ended
                                           June 30, 2003      December 31, 2002
                                           -------------      -----------------

Shares issued                                    154,542                143,733
Shares reinvested                                      0                      0
Shares repurchased                              (503,869)            (1,789,644)
                                                ---------            -----------
Net increase (decrease)                         (349,327)            (1,645,911)
                                                =========            ===========


GINTEL FUND


The Fund's Statement of Additional Information includes additional information about the Fund's officers and trustees and is available, without charge, upon request by calling 1-800-344-3092.


         Investment Advisor                                Gintel Group
    Gintel Asset Management, Inc.                U.S. Bancorp Fund Services, LLC
       6 Greenwich Office Park                             P.O. Box 701
      Greenwich, CT 06831-5197                     Milwaukee, WI 53201-0701
            203-622-6400                                   800-344-3092




Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer/CFO have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.


Item 10. Exhibits.

(a)  Not applicable for semi-annual reports.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         Registrant:  Gintel Fund

         Signature and Title:  /s/ Stephen G. Stavrides
                               ------------------------
                               Stephen G. Stavrides, President

         Date:  August 28, 2003




     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         Registrant:  Gintel Fund

         Signature and Title:  /s/ Stephen G. Stavrides
                               -------------------------
                               Stephen G. Stavrides, Treasurer

         Date:  August 28, 2003